METROPOLITAN SERIES FUND

SUPPLEMENT DATED SEPTEMBER 4, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

In the section entitled “Portfolio Managers,” the information pertaining to BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is amended to delete all references to Edward P. Dowd. Moreover, the following information is added for Bryan Krause, one of the portfolio managers of the Portfolio:

BlackRock Legacy Large Cap Growth Portfolio

Other Accounts Managed as of July 19, 2012:

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bryan Krause, BlackRock Legacy Large Cap Growth Portfolio	Registered investment companies	11	$7,600,000,000	0	N/A
	Other pooled investment vehicles	7	$1,770,000,000	0	N/A
	Other accounts	19	$2,840,000,000	2	$261,800,000

In addition, as of July 19, 2012, Mr. Krause beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.